                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 30, 2004




                        Commission file number 001-16189
                                               ---------

                                  NISOURCE INC.
                                  -------------


             (Exact Name of Registrant as Specified in its Charter)




                   Delaware                             35-2108964
       -------------------------------                -----------------
       (State or other jurisdiction of                (I.R.S. Employer
        incorporation or organization)               Identification No.)

            801 East 86th Avenue
           Merrillville, Indiana                            46410
        -------------------------------                -----------------
    (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code (877) 647-5990
                                                           --------------

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)  Exhibits

     Exhibit
     Number                           Description
     ------       --------------------------------------------------------------

       99.1       Press Release, dated January 30, 2004, issued by NiSource Inc.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 30, 2004, NiSource Inc. (the "Company") reported its results for the fiscal year ended December 31, 2003. The Company's press release, dated January 30, 2004, is attached as Exhibit 99.1.






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                          NiSource Inc.
                                                  ------------------------------
                                                          (Registrant)



Date:  January 30, 2004                 By:         /s/ Jeffrey W. Grossman
                                                 -------------------------------
                                                     Jeffrey W. Grossman
                                                 Vice President and Controller

  EXHIBIT INDEX

     Exhibit
     Number                                     Description
     ------       --------------------------------------------------------------

       99.1       Press Release, dated January 30, 2004, issued by NiSource Inc.